AMENDMENT ONE TO FUND PARTICIPATION AGREEMENT


Amendment One to the October 30, 2009 Fund Participation Agreement ("Agreement") is dated as of December 1, 2011, by and among BLACKROCK VARIABLE SERIES FUNDS, INC., an open-end management investment company organized as a Maryland corporation (the "Fund"), BLACKROCK INVESTMENTS, LLC ("BRIL"), a broker-dealer registered as such under the Securities Exchange Act of 1934, as amended (the "Underwriter"), and SYMETRA LIFE INSURANCE COMPANY a Washington life insurance company (the "Company").


                                 AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

	1. Schedule A of the Agreement shall be deleted and replaced with the attached Schedule A.

	2. Schedule B of the Agreement shall be deleted and replaced with the attached Schedule B.

	3. All other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.


SYMETRA LIFE INSURANCE COMPANY

By: ____________________________
Name:
Title:


BLACKROCK VARIABLE SERIES FUND, INC.

By: ____________________________
Name:
Title:


BLACKROCK INVESTMENTS, LLC

By: ____________________________
Name:
Title:

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                                   Schedule A

Separate Accounts of Symetra Life Insurance Company participating in Portfolios of BlackRock Variable Series Funds, Inc.

	                       Separate Account C
                     Symetra Resource Variable Account B
                         Symetra Separate Account VL


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
                                   Schedule B

Portfolios and available share classes of BlackRock Variable Series Funds, Inc. offered to
Separate Accounts of Symetra Life Insurance Company

FUND NAME						CLASS		CUSIP		TICKER
----------------------------------------------------------------------------------------------
EQUITY FUNDS
-------------
BlackRock Balanced Capital V.I. Fund			I		09253L108	AMBLI
----------------------------------------------------------------------------------------------
BlackRock Basic Value V.I. Fund				I		09253L405	BAVLI
----------------------------------------------------------------------------------------------
BlackRock Basic Value V.I. Fund				II		09253L504	BAVII
----------------------------------------------------------------------------------------------
BlackRock Basic Value V.I. Fund				III		09253L603	BVIII
----------------------------------------------------------------------------------------------
BlackRock Capital Appreciation V.I. Fund		I		09253L843	FDGRI
----------------------------------------------------------------------------------------------
BlackRock Capital Appreciation V.I. Fund		III		09253L827	FGIII
----------------------------------------------------------------------------------------------
BlackRock Equity Dividend V.I. Fund			I		09253L512	UTTLI
----------------------------------------------------------------------------------------------
BlackRock Equity Dividend V.I. Fund			III		09253L488	UTIII
----------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund			I		09253L777	GLALI
----------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund			II		09253L769	GLAII
----------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Fund			III		09253L751	GAIII
----------------------------------------------------------------------------------------------
BlackRock Global Opportunities V.I. Fund		I		09253L819	GLGRI
----------------------------------------------------------------------------------------------
BlackRock Global Opportunities V.I. Fund		III		09253L785	GGIII
----------------------------------------------------------------------------------------------
BlackRock International V.I. Fund			I		09253L645	IVVVI
----------------------------------------------------------------------------------------------
BlackRock Large Cap Core V.I. Fund			I		09253L611	LGCCI
----------------------------------------------------------------------------------------------
BlackRock Large Cap Core V.I. Fund			II		09253L595	LGCII
----------------------------------------------------------------------------------------------
BlackRock Large Cap Core V.I. Fund			III		09253L587	LCIII
----------------------------------------------------------------------------------------------
BlackRock Large Cap Growth V.I. Fund			I		09253L579	LGGGI
----------------------------------------------------------------------------------------------
BlackRock Large Cap Growth V.I. Fund			III		09253L553	LGIII
----------------------------------------------------------------------------------------------
BlackRock Large Cap Value V.I. Fund			I		09253L546	LCATT
----------------------------------------------------------------------------------------------
BlackRock Large Cap Value V.I. Fund			II		09253L538	LCBTT
----------------------------------------------------------------------------------------------
BlackRock Large Cap Value V.I. Fund			III		09253L520	LVIII
----------------------------------------------------------------------------------------------
BlackRock Value Opportunities V.I. Fund			I		09253L470	SMCPI
----------------------------------------------------------------------------------------------
BlackRock Value Opportunities V.I. Fund			II		09253L462	SMCII
----------------------------------------------------------------------------------------------
BlackRock Value Opportunities V.I. Fund			III		09253L454	SCIII
----------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
------------------
BlackRock High Yield V.I. Fund				I		09253L710	HICUI
----------------------------------------------------------------------------------------------
BlackRock Total Return V.I. Fund			I		09253L702	CRBDI
----------------------------------------------------------------------------------------------
BlackRock Total Return V.I. Fund			III		09253L884	CBIII
----------------------------------------------------------------------------------------------
BlackRock U.S. Government Bond V.I. Fund		I		09253L744	GVBD
----------------------------------------------------------------------------------------------

INDEX FUND
----------
BlackRock S&P 500 Index V.I. Fund			I		09253L678	IDXVI
----------------------------------------------------------------------------------------------
BlackRock S&P 500 Index V.I. Fund			II		09253L660	IXVII
----------------------------------------------------------------------------------------------

MONEY MARKET FUND
-----------------
BlackRock Money Market V.I. Fund *			I		09253L876	DMMKI
----------------------------------------------------------------------------------------------


* No fees shall be paid for the BlackRock Money Market V.I. Fund
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